UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NATURAL ALTERNATIVES INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

NATURAL ALTERNATIVES INTERNATIONAL, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date:	Tuesday, December 11, 2007

Time:	11:00 a.m., Pacific time

Place:	San Diego Marriott Del Mar
11966 El Camino Real
San Diego, California 92130

To our Stockholders:

You are cordially invited to attend the annual meeting of stockholders of Natural Alternatives International, Inc. to consider and act upon the following matters:

1.	To elect two Class II directors, each to serve until the next annual meeting of stockholders held to elect Class II directors and until their respective successor is elected and qualified;

2.	To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2008; and

3.	To transact such other business as may properly come before the meeting or any adjournments thereof.

The foregoing matters are more fully described in the proxy statement accompanying this notice.

Stockholders of record at the close of business on October 15, 2007, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the meeting and at any adjournments thereof.

Your vote is important. Whether or not you plan to attend the meeting, we urge you to vote your shares at your earliest convenience. This will help ensure the presence of a quorum at the meeting. Promptly voting your shares by telephone, by Internet, or by signing, dating, and returning the enclosed proxy card will save us the expense and extra work of additional solicitation. Voting your shares by telephone or by Internet will further help us reduce the costs of solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Voting your shares now will not prevent you from attending or voting your shares at the meeting if you desire to do so.

Only stockholders and persons holding proxies from stockholders may attend the meeting. If you plan to attend, please bring a photo ID. If your shares are held in the name of a broker, trust, bank or other nominee, you will need to bring a recent brokerage statement, proxy or letter from that broker, trust, bank or other nominee that confirms you are the beneficial owner of those shares.

By Order of the Board of Directors

Mark A. LeDoux
Chairman of the Board and Chief Executive Officer

1185 Linda Vista Drive

San Marcos, California 92078

(760) 744-7340

November 9, 2007

NATURAL ALTERNATIVES INTERNATIONAL, INC.

1185 Linda Vista Drive

San Marcos, California 92078

PROXY STATEMENT

We are providing this proxy statement in connection with the solicitation of proxies by the Board of Directors of Natural Alternatives International, Inc., a Delaware corporation (the “Company” or “we,” “our,” or “us”), for use at the annual meeting of stockholders to be held on Tuesday, December 11, 2007, at 11:00 a.m. Pacific time, at the San Diego Marriott Del Mar, 11966 El Camino Real, San Diego, California 92130, and at any adjournment thereof (the “Annual Meeting”). We expect to mail this proxy statement and the enclosed proxy card on or about November 9, 2007 to all stockholders entitled to vote at the Annual Meeting.

VOTING INFORMATION

Who can vote?

You may vote if you were a stockholder of record as of the close of business on October 15, 2007. This date is known as the record date. You are entitled to one vote for each share of common stock you held on that date on each matter presented at the Annual Meeting. As of October 15, 2007, approximately 6,977,199 shares of our common stock, par value $0.01 per share, were issued and outstanding, net of 180,941 treasury shares.

How many votes are needed to hold the Annual Meeting?

To take any action at the Annual Meeting, a majority of our outstanding shares of common stock entitled to vote as of October 15, 2007, must be represented, in person or by proxy, at the Annual Meeting. This is called a quorum.

What is a proxy?

A “proxy” allows someone else to vote your shares on your behalf. Our Board of Directors is asking you to allow the people named on the proxy card (Mark A. LeDoux and Randell Weaver) to vote your shares at the Annual Meeting.

How do I vote by proxy?

Whether you hold shares directly as a stockholder of record or beneficially in street name, you may vote without attending the Annual Meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. To vote by proxy, please follow the instructions on the enclosed proxy card. You may vote by telephone, by Internet or by mail. Shares held in street name may be voted by telephone or by Internet only if your broker or nominee makes those methods available. Your broker or nominee will enclose instructions for voting shares held in street name by telephone or by Internet with this proxy statement if your broker or nominee has chosen to make those methods available.

If you vote by proxy, your shares will be voted at the Annual Meeting in the manner you indicate. If you vote by mail and return a signed proxy card with no specific instructions, your shares will be voted as the Board of Directors recommends.

Can I change my vote after I submit my proxy?

Yes. You can change or revoke your proxy at any time before it is voted by submitting another proxy with a later date. You may also send a written notice of revocation to Natural Alternatives International, Inc., 1185 Linda Vista Drive, San Marcos, California 92078, Attention: Mr. Randell Weaver, Secretary.

Can I vote in person at the Annual Meeting instead of voting by proxy?

Yes. However, we encourage you to vote your shares at your earliest convenience to ensure that your shares are represented and voted. If you vote your shares by proxy and later decide you would like to attend the meeting and vote your shares in person, you will need to provide a written notice of revocation to the secretary of the meeting before your proxy is voted.

How are votes counted?

Except as noted, all proxies received will be counted in determining whether a quorum exists and whether we have obtained the necessary number of votes on each proposal. An abstention from voting will be used for the purpose of establishing a quorum, and will be considered a vote “against” a proposal. A broker non-vote will also be used for the purpose of establishing a quorum, but will not otherwise be counted in the voting process. Thus, broker non-votes will not affect the outcome of any of the matters being voted on at the Annual Meeting. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (i) the broker has not received voting instructions from the beneficial owner and (ii) the broker lacks discretionary voting power to vote such shares.

How many votes are required to approve each of the proposals?

For the election of the two Class II directors, a plurality of the votes is required. This means that the two candidates who receive the most votes will be elected to the two available Class II positions on the Board of Directors. The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve the other proposal. See, however, “Proposal 2—Effect of Ratification.”

As of October 15, 2007, our executive officers and directors held of record or beneficially approximately 1,610,284 shares, or 23.08%, of our issued and outstanding common stock. Our executive officers and directors have indicated their intention to vote “for” the election of each of the nominees for the Class II directors and “for” the other proposal described in this proxy statement.

Who pays for this proxy solicitation?

We will pay the cost of soliciting proxies for the Annual Meeting, including the costs of preparing, assembling and mailing the proxy materials. We will provide copies of proxy materials to fiduciaries, custodians and brokerage houses to forward to the beneficial owners of shares held in their name. We may reimburse such fiduciaries, custodians and brokers for their costs in forwarding the proxy materials.

In addition to the solicitation of proxies by mail, certain of our officers and other employees may also solicit proxies personally or by telephone, facsimile, or other means. No additional compensation will be paid to these individuals for any such services. If necessary, we also may retain Mellon Investor Services LLC to help us solicit proxies and pay a fee to Mellon Investor Services LLC for any such solicitation services provided.

OUR BOARD OF DIRECTORS

Board Members

Our Board of Directors is responsible for the overall management of the Company. The Board of Directors is divided into three classes, designated Class I, Class II and Class III. The Board of Directors currently includes two Class I directors, two Class II directors, and one Class III director. The name, age and business experience of each of our directors are shown below.

CLASS I

Mark A. LeDoux (Age 53)

Chairman of the Board, Chief Executive Officer and Assistant Treasurer

Director and Officer since 1986

Mr. LeDoux has been a director and the Chief Executive Officer of the Company since 1986, the Assistant Treasurer since 1998, and the Chairman of the Board since 2001. Mr. LeDoux also has served as a director and the Chairman of the Board of Natural Alternatives International Europe S.A. (NAIE) since its inception in 1999, and as a director of Transformative Health Products, Inc. since 1992 and Real Health Laboratories, Inc. since 2005, each a wholly-owned subsidiary of the Company. Previously, he served as President of the Company (1986-1996, 1999-2001); director, President and Chief Executive Officer of Natural Alternatives, Inc., a predecessor corporation that merged into the Company in 1986 (1980-1986); director, CellLife Pharmaceuticals International, Inc., a former wholly-owned subsidiary of the Company (1996-January 2006); and Executive Vice President and Chief Operating Officer of Kovac Laboratories, a manufacturer of nutritional supplements (1976-1980). Mr. LeDoux graduated Cum Laude from the University of Oklahoma with a Bachelor of Arts and Letters in 1975. He earned his Juris Doctor degree in 1979 from Western State University College of Law, which is now known as the Thomas Jefferson School of Law. He is a member of the Young Presidents’ Organization 49ers of New England.

Joe E. Davis (Age 73)

Director since 2000

Mr. Davis has been a member of the Audit Committee of the Board of Directors since 2000 and the Chairman of the Audit Committee since 2004, a member of the Human Resources Committee of the Board of Directors since 2003, and a member of the Nominating Committee of the Board of Directors since 2004. He has been a private investor for more than thirteen years. He currently serves as a trustee (since 1991) and a member of the Audit and Nominating Committees of American Funds Insurance Series, and as a director (since 2007) and a member of the Audit and Nominating Committees of American Funds Target Date Retirement Series, Inc., each a publicly traded investment company, and as a director (since 1997), the Chairman of the Audit Committee and a member of the Compensation and Nominating Committees of Anworth Mortgage Securities, Inc., a publicly traded real estate investment trust. Previously, Mr. Davis served as Chairman of the Board of Linear Corporation (1987-1988); President and Chief Executive Officer of BMC Industries, Inc. (1985); and President and Chief Executive Officer of National Health Enterprises, Inc. (1974-1982). Formerly, Mr. Davis was a director and a member of the Audit Committee of BMC Industries, Inc. and Wilshire Technologies, Inc., and a director of Freymiller Trucking, Inc. Mr. Davis graduated from the University of Texas with a Bachelor of Science in Chemistry. He holds a Master of Business Administration degree from the Harvard Graduate School of Business Administration.

CLASS II

Lee G. Weldon (Age 68)

Director since 1992

Mr. Weldon has been a member of the Human Resources Committee of the Board of Directors since 1993, and a member of the Nominating Committee of the Board of Directors since 2004. Previously, he was a member of the Audit Committee of the Board of Directors (1993—December 2005). He has been the Chairman of both the Human Resources and the Nominating Committees since 2004. Mr. Weldon was the President of Natures Apothecary (1997-2000) and the Chairman and Chief Executive Officer of Kal Healthway, Inc., a food supplement distributor (1978-1995). He graduated from the University of California at Los Angeles with a Bachelor of Science in Business Administration in 1963. He became a member of the Young Presidents’ Organization in 1982, and became a graduate member in 1990.

Alan G. Dunn (Age 52)

Director since 2004

Mr. Dunn has been a member of both the Human Resources and Audit Committees of the Board of Directors since December 2005. Mr. Dunn has been the President of GDI Consulting & Training Company (a manufacturing industry consulting firm focusing on cost and process improvement, productivity improvement and operational transformations) and the Chairman of its parent company, Gerald E. Dunn, Inc., since 1980. He currently serves as a director (since 2000) and the Chairman of the Compensation Committee (since 2003) of Idaho Asphalt Supply Company, and as a director of TMI Products (since 2006), each a privately held company. Formerly, he served as a director and a member of the Compensation Committee of Tools & Metals, Inc. (2000-2004), a director of Air Logistics Corporation (1998-2003), and a director of R.W. Lyall Company (1997-2000), each a privately held company, and a director of Tomorrow’s Morning, Inc. (1995-1998), a company that went public in 1998. Mr. Dunn received a Bachelor’s degree from California State University at Fullerton.

CLASS III

Alan J. Lane (Age 45)

Director since 2004

Mr. Lane has been a member of both the Audit and Nominating Committees of the Board of Directors since 2004. Previously, he was a member of the Human Resources Committee of the Board of Directors (August 2004—December 2005). Mr. Lane is Chief Operating Officer and Chief Financial Officer of John Paul the Great Catholic University (since July 2006), and a Senior Advisor to Belvedere Capital, a financial services-focused private equity firm (since January 2007). Before joining the university, Mr. Lane was a director, President and Chief Operating Officer of Southwest Community Bancorp (October 2004-June 2006); Vice-Chairman and Chief Executive Officer of Financial Data Solutions, Inc., a subsidiary of Southwest Community Bancorp (July 2004—June 2005); and director (October 2004-June 2006) and Chief Administrative Officer (June 2005-June 2006) of Southwest Community Bank. Southwest Community Bancorp was sold to Placer Sierra Bancshares in June 2006. Before joining Southwest Community Bancorp, Mr. Lane was a director and the Chief Executive Officer and President of Business Bank of California. Mr. Lane held the positions with Business Bank of California from 1998 until its sale to Union Bank of California in January 2004. Before heading Business Bank of California, Mr. Lane was a director, Chief Executive Officer or Chief Financial Officer of several financial institutions and non-financial operating companies. Mr. Lane graduated from San Diego State University with a Bachelor of Arts in Economics in 1984.

Board Meetings

The Board of Directors held nine meetings during the fiscal year ended June 30, 2007.

Independence

Nasdaq rules require listed companies to have a board of directors with at least a majority of independent directors. Our Board of Directors has determined that four of our five directors are independent under the listing standards of the Nasdaq Stock Market. The members determined to be independent are Messrs. Davis, Dunn, Lane and Weldon.

Board Committees

The Board of Directors has an Audit Committee, a Human Resources Committee, which functions as a compensation committee, and a Nominating Committee. Membership on each committee is limited to independent directors as defined under the listing standards of the Nasdaq Stock Market. In addition, members of the Audit Committee must also meet the independence standards for audit committee members adopted by the Securities and Exchange Commission (SEC). The members of the committees of our Board of Directors are as follows:

Audit Committee	Human Resources Committee	Nominating Committee
Joe E. Davis (Chairman)*	Lee G. Weldon (Chairman)	Lee G. Weldon (Chairman)

Alan G. Dunn	Joe E. Davis	Joe E. Davis

Alan J. Lane*	Alan G. Dunn	Alan J. Lane

*	The Board of Directors has determined that Messrs. Davis and Lane are each an “audit committee financial expert” as defined by applicable rules adopted by the SEC.

During the fiscal year ended June 30, 2007, the Audit Committee held eight meetings, the Human Resources Committee held six meetings, and the Nominating Committee held three meetings.

Audit Committee. The Audit Committee operates under a charter originally adopted by the Board of Directors in 2000, amended and restated in April 2004, and further amended in August 2007. While the Audit Committee charter is not currently available on our website, a copy is attached to this proxy statement as Attachment A. The general function of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of our financial statements. The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities relating to the accounting, reporting and financial practices of the Company, including the integrity of our financial statements and disclosures; the surveillance of administration and financial controls and our compliance with legal and regulatory requirements; the qualification, independence and performance of our independent registered public accounting firm; and the performance of our internal audit function and control procedures. The Audit Committee is responsible for reviewing and recommending matters to the Board of Directors, but has no authority to make final decisions except as set forth in the Audit Committee’s charter. The Audit Committee has the sole authority to appoint, determine funding for, and oversee our independent registered public accounting firm.

Human Resources Committee. The Human Resources Committee operates under a charter adopted by the Board of Directors in January 2006, and amended in August 2007. While the Human Resources Committee charter is not currently available on our website, a copy is attached to this proxy statement as Attachment B. The primary purpose of the Human Resources Committee is to oversee the Company’s overall compensation and incentive programs for its executive officers and certain other key personnel. Among other things, the Human Resources Committee helps administer the Company’s incentive compensation and equity-based plans and makes recommendations to the Board of Directors with respect to the granting of awards under such plans, and otherwise recommends to the Board of Directors the amount of compensation to be paid or awarded to our officers and certain other personnel including salary, bonuses, stock option grants, other cash or stock awards under our management cash incentive and equity incentive plans, retirement and other compensation.

Nominating Committee. The Nominating Committee operates under a charter adopted by the Board of Directors in August 2004, and amended in August 2007. While the Nominating Committee charter is not currently available on our website, a copy is attached to this proxy statement as Attachment C. The purpose of the Nominating Committee is to assist the Board of Directors in identifying qualified individuals to become members of the Board of Directors and in determining the composition of the Board of Directors and its various committees. The Nominating Committee periodically reviews the qualifications and independence of directors, selects candidates as nominees for election as directors, recommends directors to serve on the various committees of the Board of Directors, reviews director compensation and benefits, and oversees the self-assessment process of each of the committees of the Board of Directors.

The Nominating Committee considers nominee recommendations from a variety of sources, including nominees recommended by stockholders. Persons recommended by stockholders are evaluated on the same basis as persons suggested by others. Stockholder recommendations may be made in accordance with our Stockholder Communications Policy. See “Stockholder Communications with Directors” below. The Nominating Committee has the authority to retain a search firm to assist in the process of identifying and evaluating candidates.

The Nominating Committee has not established any specific minimum requirements for potential members of our Board of Directors. Instead, the Nominating Committee’s evaluation process includes many factors and considerations including, but not limited to, a determination of whether a candidate meets Nasdaq and/or SEC requirements relating to independence and/or financial expertise, as applicable, and whether the candidate meets the Company’s desired qualifications in the context of the current make-up of the Board of Directors with respect to factors such as business experience, education, intelligence, leadership capabilities, integrity, competence, dedication, diversity, skills, and the overall ability to contribute in a meaningful way to the deliberations of the Board of Directors respecting the Company’s business strategies, financial and operational performance and corporate governance practices. The Nominating Committee will generally select those nominees whose attributes it believes would be most beneficial to the Company in light of all the circumstances.

Stockholder Communications with Directors

Our Board of Directors has adopted a Stockholder Communications Policy to provide a process by which our stockholders may communicate with the Board of Directors. Under the policy, stockholders may communicate with the Board of Directors as a whole, with the independent directors, with a committee of the Board, or with a particular director. Stockholders wishing to communicate directly with our Board of Directors may do so by mail addressed to Natural Alternatives International, Inc., 1185 Linda Vista Drive, San Marcos, California, 92078, Attn: Corporate Secretary. The envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” All such letters must identify the author as a stockholder of the Company and clearly state whether the intended recipients are all members of the Board of Directors, all independent directors, all members of a committee of the Board, or certain specified individual directors. The Corporate Secretary will review the communications received from stockholders at the above designated address on a regular basis and if they are relevant to the Company’s operations and policies, they will be copied and forwarded to the appropriate director or directors as expeditiously as reasonably practicable. By way of example, communications that are unduly hostile, threatening, obscene, illegal or similarly inappropriate will not be forwarded to any director. Matters deemed to be trivial in the sole discretion of the Corporate Secretary will be delivered to the appropriate director or directors at the next regularly scheduled meeting of the Board of Directors. The Corporate Secretary will periodically provide the Board of Directors with a summary of all communications received that were not forwarded and will make those communications available to any director upon request. The Board of Directors will determine whether any communications sent to the Board of Directors should be properly addressed by the entire Board or a committee thereof and whether a response to the communication is warranted.

Attendance at Annual Meetings

The members of the Board of Directors are encouraged, but not required, to attend each of the Company’s annual meetings of stockholders. It may not be possible or practicable, in light of other business commitments of the directors, for all of the members of the Board of Directors to attend all of the Company’s annual meetings of stockholders. At the Company’s last annual meeting of stockholders held on December 1, 2006, each of the members of the Board of Directors was present.

PROPOSAL 1

ELECTION OF CLASS II DIRECTORS

Members of each class of our Board of Directors are elected to serve for a three-year term. The three-year terms of the members of each class are staggered, so that each year the members of a different class are due to be elected at the annual meeting. The Class II directors currently are serving a term that is due to expire at the Annual Meeting. The Class III director currently is serving a term that is due to expire at our next annual meeting, and the Class I directors are serving a term that is due to expire at the next annual meeting thereafter.

Nominees

At the Annual Meeting two Class II directors are to be elected, each to serve until the next annual meeting of stockholders held to elect Class II directors and until their respective successor is elected and qualified or until their respective death, resignation or removal. The Board of Directors proposes the election of the nominees named below, who currently are Class II members of our Board of Directors.

Unless authorization to do so is withheld, proxies received will be voted “for” the nominees named below. If any nominee should become unavailable for election before the Annual Meeting, the proxies will be voted for the election of such substitute nominee as the present Board of Directors may propose. The persons nominated for election have agreed to serve if elected, and the Board of Directors has no reason to believe that the nominees will be unable to serve.

Our Board of Directors proposes the election of the following nominees as Class II members of the Board of Directors:

Alan G. Dunn                                                      Lee G. Weldon

Our Board of Directors unanimously recommends that you vote “FOR” the election of each of the nominees as a Class II director of the Company.

PROPOSAL 2

RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our independent registered public accounting firm for the fiscal year ended June 30, 2007 was Ernst & Young LLP. The Audit Committee of the Board of Directors has selected and approved Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending June 30, 2008. One or more representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and are expected to be available to respond to appropriate questions and to make a statement if they desire to do so.

Audit Fees

The aggregate fees billed to the Company by Ernst & Young LLP for professional services rendered for the audit of our annual financial statements, the reviews of the financial statements included in our Quarterly Reports on Form 10-Q and other services provided in connection with our statutory and regulatory filings during each of the last two fiscal years ended June 30, were:

2007	$318,869
2006	$243,608

Audit-Related Fees

The aggregate fees billed to the Company by Ernst & Young LLP for assurance and related services reasonably related to the performance of the audit or review of our financial statements for each of the last two fiscal years ended June 30, and not included under “Audit Fees” above, were:

2007	$0
2006	$92,973

The 2006 fees were for the audit of Real Health Laboratories, Inc. as of October 31, 2005. We acquired Real Health Laboratories, Inc. on December 5, 2005.

Tax Fees

There were no fees billed to the Company by Ernst & Young LLP for professional services for tax compliance, tax advice, or tax planning provided during the fiscal years ended June 30, 2007 and June 30, 2006.

All Other Fees

There were no other fees billed to the Company by Ernst & Young LLP for products and services provided during the fiscal years ended June 30, 2007 and June 30, 2006.

Pre-Approval Policies and Procedures

On June 23, 2003, the Audit Committee approved certain policies and procedures under which all audit and non-audit services performed by our independent registered public accounting firm must be approved in advance by the Audit Committee. Under these policies and procedures, proposed services to be provided by our independent registered public accounting firm may either be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”), or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee may delegate either type of pre-approval authority to one or more of its members, who would then be required to report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by our independent registered public accounting firm. Any proposed services exceeding pre-approved cost levels or budgeted amounts also will require specific pre-approval by the Audit Committee. In granting both general and specific pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence, as well as whether our independent registered public accounting firm is best positioned to provide the most effective and efficient service, for reasons such as familiarity with our business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance our ability to manage or control risk or improve audit quality. The term of any general pre-approval will be 12 months, unless the Audit Committee determines otherwise.

Audit Services. The annual audit services engagement terms and fees are subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and quarterly reviews, subsidiary audits, and other services necessary for the auditors to form an opinion on the Company’s consolidated financial statements. The Audit Committee monitors the audit services engagement no less frequently than quarterly and also approves, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other items. In addition, the Audit Committee may grant general pre-approval to other audit services, which include statutory or financial audits for subsidiaries of the Company and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

Audit-Related Services. The Audit Committee may grant general pre-approval of audit-related services, which are assurance and related services that are reasonably related to the performance of the audit or review of the

Company’s financial statements or that are traditionally performed by the independent registered public accounting firm. Audit-related services include due diligence services pertaining to any potential business acquisitions or dispositions, consultations related to accounting, financial reporting or disclosure matters not classified as audit services, assistance with the implementation of new accounting and financial reporting rules and guidance, financial audits of employee benefit plans, and assistance with internal control reporting requirements.

Tax Services. To the extent the Company retains its independent registered public accounting firm to provide tax services, the Audit Committee may grant general pre-approval for those tax services that historically have been provided by its independent registered public accounting firm and that the Audit Committee has reviewed and determined would not impair the independence of the auditor. Generally, tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

Other Services. The Audit Committee may grant general pre-approval to those permissible non-audit services that it determines are routine and recurring services and that would not impair auditor independence. All other services not otherwise classified above must be specifically pre-approved by the Audit Committee.

Procedures. All services proposed to be provided by our independent registered public accounting firm that do not require specific pre-approval by the Audit Committee are submitted to the Company’s Chief Financial Officer, who determines whether such services are included within those that have received general pre-approval by the Audit Committee. All services proposed to be provided by our independent registered public accounting firm that require specific pre-approval by the Audit Committee are submitted to the Audit Committee or its delegated member by both the independent registered public accounting firm and the Company’s Chief Financial Officer. The Chief Financial Officer is responsible for monitoring the performance of the services provided by the independent registered public accounting firm, determining whether such services are in compliance with the Audit Committee’s pre-approval policies, and reporting the results of his monitoring on a periodic basis to the Audit Committee. The amount of audit-related, tax and other services provided to the Company by Ernst & Young LLP described above that were pre-approved by the Audit Committee in accordance with its policies and procedures was $92,973 of the total of $92,973 or 100% for fiscal 2006.

Effect of Ratification

Ratification by stockholders of the selection of Ernst & Young LLP as our independent registered public accounting firm is not required by applicable law. However, as a matter of policy and sound corporate practice, we are submitting the selection to our stockholders for ratification at the Annual Meeting. If stockholders fail to ratify the selection of Ernst & Young LLP, the Board of Directors will reconsider the matter. Even if the selection is ratified by stockholders, the Board of Directors may select a different firm to serve as our independent registered public accounting firm at any time during the fiscal year if it believes a change would be in the best interests of the Company and its stockholders.

Our Board of Directors unanimously recommends that you vote “FOR” Proposal 2.

OUR EXECUTIVE OFFICERS

The Board of Directors elects the executive officers of the Company who are responsible for administering our day-to-day operations. The name, age, positions with the Company, and business experience of each of our executive officers are shown below.

Mark A. LeDoux (Age 53)

Chairman of the Board, Chief Executive Officer and Assistant Treasurer

Director and Officer since 1986

Mr. LeDoux has been a director and the Chief Executive Officer of the Company since 1986, the Assistant Treasurer since 1998, and the Chairman of the Board since 2001. Mr. LeDoux also has served as a director and the Chairman of the Board of Natural Alternatives International Europe S.A. (NAIE) since its inception in 1999, and as a director of Transformative Health Products, Inc. since 1992 and Real Health Laboratories, Inc. since 2005, each a wholly-owned subsidiary of the Company. Previously, he served as President of the Company (1986-1996, 1999-2001); director, President and Chief Executive Officer of Natural Alternatives, Inc., a predecessor corporation that merged into the Company in 1986 (1980-1986); director, CellLife Pharmaceuticals International, Inc., a former wholly-owned subsidiary of the Company (1996-January 2006); and Executive Vice President and Chief Operating Officer of Kovac Laboratories, a manufacturer of nutritional supplements (1976-1980). Mr. LeDoux graduated Cum Laude from the University of Oklahoma with a Bachelor of Arts and Letters in 1975. He earned his Juris Doctor degree in 1979 from Western State University College of Law, which is now known as the Thomas Jefferson School of Law. He is a member of the Young Presidents’ Organization 49ers of New England.

Randell Weaver (Age 49)

President and Secretary

Officer since 2001

Mr. Weaver has been the President of the Company since 2003 and the Secretary of the Company since 2001. Mr. Weaver also has served as Managing Director of Natural Alternatives International Europe S.A. (NAIE) since 2001, as a director, President and Secretary of Transformative Health Products, Inc. since 2003, and as a director and Chief Executive Officer of Real Health Laboratories, Inc. since December 2005, each a wholly-owned subsidiary of the Company. Previously, he served as Chief Financial Officer and Chief Operating Officer (2001-2003) and Executive Vice President of the Company (2002-2003), and as a director, President and Secretary of CellLife Pharmaceuticals International, Inc., a former wholly-owned subsidiary of the Company (2003-January 2006). Before joining the Company, Mr. Weaver was Managing Director of CGM Group, LLC, a management consulting firm (2000-2001); a consultant in the bankruptcy reorganization of Solutioneering (1999-2000); President and Chief Financial Officer of two subsidiaries of Grupo Industrial Bimbo, S.A., a baking company (1995-1998); principal of Randell Weaver Consulting, where he managed operation and financial restructurings of troubled enterprises (1986-1995); and Chief Financial Officer of Microcomputer Memories, Inc. (1984-1986). Before 1984, Mr. Weaver worked for four years in public accounting with Pannell Kerr Forster. Mr. Weaver graduated from California State University, Northridge with a Bachelor of Science in Business Administration and from the University of Santa Monica with a Master’s degree in Spiritual Psychology.

John F. Dullea (Age 59)

Executive Vice President

Officer since June 2006

Mr. Dullea has been an Executive Vice President of the Company since June 2006. He also has been the President of Real Health Laboratories, Inc., a wholly-owned subsidiary of the Company, since 1998. Previously, he served as director and Chief Executive Officer of Real Health Laboratories, Inc. (1998—December 2005). Before joining Real Health Laboratories, Inc., Mr. Dullea was President of Market Makers International, a Vice President with KAO Corporation of Japan, and a Senior Consumer Products Executive with Johnson & Johnson, where he worked for 21 years. He received a Bachelor of Science degree in Mathematics from St. Peters College in New Jersey.

John R. Reaves, Jr. (Age 41)

Chief Financial Officer

Officer since 2002

Mr. Reaves has been the Chief Financial Officer of the Company since 2003. Previously, he was Vice President of Finance of the Company (2002-2003), and Chief Financial Officer of CellLife Pharmaceuticals International, Inc., a former wholly-owned subsidiary of the Company (2003-January 2006). Mr. Reaves also has been the Chief Financial Officer of Transformative Health Products, Inc. since 2003, and of Real Health Laboratories, Inc. since December 2005, each a wholly-owned subsidiary of the Company. Before joining the Company, Mr. Reaves was Chief Financial Officer of Neptune Networks, Inc., an enterprise established to provide internet service kiosks in areas of public accommodation (2000-2001), and Director of Finance and Operations, Southern California market with LSG Sky Chefs, Inc., the world’s largest airline caterer (1998-2000). Before 1998, Mr. Reaves was a Manager with Arthur Andersen LLP.

Alvin McCurdy (Age 57)

Vice President of Operations

Officer since 2006

Mr. McCurdy has been the Vice President of Operations of the Company since November 2006. Before joining the Company, Mr. McCurdy was Vice President of Global Operations for the Kerr Corporation (2003—2006), where he directed and coordinated global manufacturing and distribution operations across plants located in seven countries. Previously, he served as Plant Manager (1997-2003) and Packaging Manager (1990-1996) for the Miller Brewing Company. He received a Bachelor of Science in Business Management from the Cardinal Stritch College in Milwaukee, Wisconsin.

STOCK HOLDINGS OF CERTAIN OWNERS AND MANAGEMENT

The following table sets forth information on the beneficial ownership of our common stock by our executive officers and directors, as well as stockholders who are known by us to own beneficially more than 5% of our common stock, as of October 15, 2007.

Name of Beneficial Owner	Number of Shares and Nature of Beneficial Ownership[1]		Percent of Common Stock Outstanding[2]
Carl J. Terranova, Trust U/W of Vincent Terranova, and Thomas H. Hansen (members of 13(d) group) P.O. Drawer H, Valley Cottage, NY 10989	956,400	[3]	13.71%[3]

Dimensional Fund Advisors LP 1299 Ocean Avenue, Santa Monica, CA 90401	380,341	[4]	5.45%

Joe E. Davis, Director	60,400	[5]	0.86%

John F. Dullea, Executive Vice President	283,751	[6]	4.03%

Alan G. Dunn, Director	23,400	[7]	0.33%

Alan J. Lane, Director	24,400	[8]	0.35%

Mark A. LeDoux, Chairman of the Board and Chief Executive Officer	1,290,653	[9]	18.37%

Alvin McCurdy, Vice President of Operations	34,000	[10]	0.48%

John R. Reaves, Chief Financial Officer	60,000	[11]	0.85%

Randell Weaver, President and Secretary	343,000	[12]	4.73%

Lee G. Weldon, Director	110,280	[13]	1.57%

All directors and executive officers as a group (nine persons)	2,229,884	[14]	29.35%

[1]

A person is considered to beneficially own any shares: (i) over which the person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which the person has the right to acquire beneficial ownership at any time within 60 days (such as through the exercise of stock options). Unless otherwise indicated, voting and investment power relating to the shares shown in the table for our directors and executive officers is exercised solely by the beneficial owner or shared by the owner and the owner's spouse or children.

[2]

The percentages shown are calculated based on the number of shares of our common stock outstanding plus, for each person or group, any shares that person or group has the right to acquire within 60 days of October 15, 2007 pursuant to options held. As of October 15, 2007, there were 6,977,199 shares of our common stock outstanding, net of 180,941 treasury shares.

[3]

As reported by the members of the 13(d) group on Amendment No. 4 to Schedule 13D filed by such members with the SEC on August 23, 2006. According to such filing, Carl J. Terranova beneficially owns and has sole voting and investment power of 522,900 shares or 7.49% of our common stock outstanding, the Trust U/W of Vincent Terranova beneficially owns and has sole voting and investment power of 224,200 shares or 3.21% of our common stock outstanding, and Thomas H. Hansen beneficially owns and has sole voting and investment power of 209,300 shares or 3.00% of our common stock outstanding.

[4]

As reported by Dimensional Fund Advisors LP on Schedule 13G/A filed by Dimensional Fund Advisors LP with the SEC on February 9, 2007. According to such filing, as an investment advisor, Dimensional Fund Advisors LP furnishes investment advice to four investment companies and serves as investment manager to certain other commingled group trusts and separate accounts. In its role as investment advisor or manager, Dimensional Fund Advisors LP possesses investment and/or voting power over the securities owned by the funds, trusts and accounts.

[5]	Includes 33,400 shares underlying options that are exercisable.

[6]	Includes 67,000 shares underlying options that are exercisable or will become exercisable within 60 days.

[7]	Represents 23,400 shares underlying options that are exercisable.

[8]	Includes 23,400 shares underlying options that are exercisable.

[9]	Includes 50,000 shares underlying options that are exercisable.

[10]	Represents 34,000 shares underlying options that will become exercisable within 60 days.

[11]	Represents 60,000 shares underlying options that are exercisable.

[12]	Includes 275,000 shares underlying options that are exercisable.

[13]	Includes 53,400 shares underlying options that are exercisable.

[14]	Includes 619,600 shares underlying options that are exercisable or will become exercisable within 60 days.

From time to time, the number of our shares held in the “street name” accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares of our common stock outstanding.

EXECUTIVE OFFICER COMPENSATION

Compensation Discussion and Analysis

Our executive compensation programs are designed to attract and retain highly qualified executives and to motivate them to improve long-term stockholder returns by achieving both short- and long-term strategic Company goals. Our compensation programs seek to link a significant portion of each executive’s compensation directly to individual and Company performance and to align the financial interests of our executives with those of our stockholders. There are three basic components to our executive compensation program: salary and benefits, annual cash incentive bonuses, and long-term incentive compensation in the form of stock options and other equity-based compensation. Each component is addressed in the context of individual and Company performance, competitive conditions and equity among employees. For each of the executive officers other than Mr. LeDoux and Mr. Weaver, Mr. Weaver makes periodic recommendations to the Human Resources Committee concerning the amount of each executive officer’s base salary and the nature and extent of such officer’s participation in the Company’s Management Cash Incentive Plan and 1999 Omnibus Equity Incentive Plan.

Salary and Benefits. We design our executive salary structure to be competitive, although not necessarily at the top end of the competitive pay scale. We believe a competitive salary structure is important if we are to retain our executives and other key employees and attract highly qualified executives when needed. To determine whether our salary structure is competitive, we periodically review available information about prevailing salaries and compensation programs offered by companies within our geographic area that are similar to us in size and type of business conducted. We take into account not only the amount of our base salary but also our overall benefits package. Our executive benefits include vacation, medical, dental, vision, 401(k) matching, term life, and disability. An individual executive’s salary and benefits package will vary within our framework based on responsibilities, experience, leadership, potential future contribution, and demonstrated individual performance. We historically have not provided a substantial amount of compensation in the form of perquisites.

Annual Incentive Bonus. We believe a base salary should in fact be a base with an opportunity to earn additional amounts based on performance. Thus, we seek to allocate a substantial portion of an executive officer’s overall compensation to incentive compensation, including long-term incentive compensation. Each executive officer is eligible to receive an annual cash bonus under our management cash incentive plan. The plan is designed to reward executive officers and other key personnel for significant contributions to our performance during the fiscal year. Each fiscal year, the Board of Directors, based on recommendations from the President and the Human Resources Committee, establishes various goals related to one or more of the following categories: Company performance, functional/departmental performance and/or individual performance. Each goal is weighted and a portion of any bonus may be subject to the discretion of the Board of Directors. The successful completion of each goal may be evaluated on a pass/fail basis, or may be designated according to three performance levels: a threshold, a target and an outstanding level. These levels are intended to motivate our executives by providing substantial bonus payments for the achievement of financial goals. The bonus earned will be directly related to the participant’s performance and determination of achievement, if any, of each performance goal and may be in the form of a percent of salary and/or a flat dollar amount. Any award under the plan must be approved by the Human Resources Committee after our audited financial results for the fiscal year are completed. If a participant is terminated or resigns, the participant forfeits all rights to any award under the plan.

On October 26, 2007, the Board of Directors approved, based on the recommendation of the Human Resources Committee, the Company’s fiscal 2008 Management Cash Incentive Plan (“2008 Plan”). The 2008 Plan is based on Cash Returns on Average Gross Assets (CRAGA) in an attempt to reward both operating performance and effective management of the balance sheet. CRAGA will be equal to the Company’s net income for fiscal 2008 as reflected on its audited financial statements plus income tax expense, depreciation and amortization expense, and bonus computed under the 2008 Plan divided by average gross assets.

Gross assets will be computed using total assets shown on the balance sheet and adding back accumulated depreciation and amortization. Average gross assets will be computed using the average of gross assets measured at each of five periods during the year. The five periods are the beginning of the fiscal year and the end of each quarter during the fiscal year. Audited balance sheets will be used for the beginning and end of fiscal year balance sheets. Balance sheets filed with our Quarterly Reports on Form 10Q and reviewed by our independent registered public accounting firm will be used for the quarters that are not audited.

In order to qualify for any bonus, CRAGA must be in excess of 10%. If CRAGA is 10% or less, no bonuses will be awarded. If CRAGA is in excess of 10%, then 33% of the excess CRAGA will be put into a bonus pool for distribution.

For each of the executive officers, with the exception of Mr. LeDoux and Mr. Weaver, 50% of the bonus will be determined based on the CRAGA formula shown above. 40% of the bonus will be determined based on the achievement of individual goals and 10% will be at the discretion of the President, Chief Executive Officer and Board of Directors. The President’s bonus will be determined by the Board of Directors based on CRAGA and the satisfactory completion of individual goals by the Company’s Vice Presidents. The bonus for the Chief Executive Officer will be at the discretion of the Board of Directors.

The individual goals that could make up to 40% of an executive officer’s bonus are outlined below. To encourage further alignment among the Company’s executives, and because we believe a substantial portion of their activities and responsibilities are interrelated, the individual goals will be the responsibility of each of the executive officers. Each executive officer will be responsible for ensuring that his direct and indirect reports carry out all actions believed to be necessary to help the Company meets its goals. The individual goals each have a percentage assigned for satisfactorily completing the goal. The percentage to be awarded in each of the goals is subjective and at the discretion of the Board of Directors. An additional 10% bonus is available and can be awarded on a subjective basis according to individual performance. The individual goals for the 2008 Plan are as follows:

Revenue Growth (40%)	Exceed Budgeted Profit and Maintain Cost Structure (20%)	Improve Customer Service (20%)	Generate Cash (10%)	Profit Improvement (10%)
Contract Manufacturing • Current Customers—Exceed Budgeted Revenues • New Customers —Exceed Budgeted Revenues Branded Products • Exceed Budgeted Revenues

Contract Manufacturing

•     Generate material cost savings compared to current standard costs at budgeted amounts

•     Maintain inventory reserves at less than budgeted level

•     Maintain direct labor costs within budget

•     Maintain indirect labor costs within budget

•     Maintain overhead costs within budget

•     Maintain selling, general & administrative within budget

Branded Products

•     Generate budgeted gross profit levels

•     Maintain SG&A costs within budget

		• Maintain customer deliveries at or above 95% for the year • Maintain existing certifications and pass all customer audits	• Maintain inventory turns at or above budgeted levels • Maintain consolidated accounts receivable days sales outstanding at budgeted levels	• Exceed prior year quarterly pre-tax income in each of the first three fiscal quarters

Long-Term Incentive Compensation. Each executive officer is eligible to participate in our 1999 Omnibus Equity Incentive Plan (the “Plan”). Under the Plan, the Board of Directors, based on recommendations from the Human Resources Committee and the President, may grant incentive and nonqualified stock options, restricted stock, stock appreciation rights, and stock units to executive officers and other personnel, non-employee directors and consultants. As of June 30, 2007, only incentive and nonqualified stock options have been granted under the plan.

Options to buy shares of our common stock are awarded with an exercise price equal to or greater than the fair market value of our common stock on the date of grant. Accordingly, the executive is rewarded only if the market price of our common stock appreciates. Options granted also typically have vesting conditions of approximately three years in an effort to promote employee retention, but also are generally granted with a relatively short five year expiration period to promote investment in the Company by employees and to prevent employees who leave the Company and do not contribute to the achievement of Company goals from receiving a windfall.

Stock options are designed to align the interests of our executive officers with those of our stockholders by encouraging executives to enhance the value of the Company and, thus, the price of our common stock and the stockholders’ return.

Defined Benefit Plan. We sponsor a defined benefit pension plan that provides retirement benefits to employees based generally on years of service and compensation during the last five years before retirement. Effective June 20, 1999, the Board of Directors amended the plan to freeze the accrued benefit of each plan member at its then current amount and to no longer allow inactive plan members or other employees to become active members of the plan. Mr. LeDoux and Dr. Wise are plan members.

Other Plans. We have a profit sharing plan under Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”), whereby executive officers and other employees may contribute a percentage of their compensation. Prior to January 1, 2004, we matched 50% of the first 6% of a participant’s compensation contributed to the plan. Effective January 1, 2004, the plan was amended to require that we match 100% of the first 3% of a participant’s compensation contributed to the plan and 50% of the next 2% of a participant’s compensation contributed to the plan. We do this to try to improve our ability to recruit and retain qualified employees and to provide an incentive to our employees to save for their retirement as we generally do not offer any other form of retirement savings. We also have an employee stock purchase plan that allows executive officers and other eligible employees to have a maximum of 15% of their compensation withheld through payroll deductions to buy shares of our common stock at the lower of 85% of (i) the fair market value at the beginning of each offering period, or (ii) the fair market value on predetermined dates.

Summary Compensation Table

The following table shows the compensation earned by or paid or awarded to our executive officers for all services rendered by them in all capacities to the Company and its subsidiaries during each of the last three fiscal years ended June 30.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)[1]	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)[2]	Total ($)
Mark A. LeDoux	2007	257,496	—	—	—	—	—	30,743	288,239
Chief Executive Officer	2006	251,272	—	—	—	—	—	26,527	277,799
	2005	249,176	—	—	—	—	—	30,425	279,601

Randell Weaver	2007	300,000	—	—	—	—	—	22,627	322,627
President and Secretary	2006	300,000	—	—	—	—	—	12,598	312,598
	2005	286,659	—	—	—	—	—	16,088	302,747

John F. Dullea[3]	2007	275,000	—	—	78,240	—	—	30,375	383,615
Executive Vice President	2006	153,365	—	—	45,694	—	—	15,976	215,035

John R. Reaves	2007	203,430	—	—	—	—	—	14,838	218,268
Chief Financial Officer	2006	203,430	—	—	—	—	—	22,154	225,584
	2005	197,285	—	—	—	—	—	22,696	219,981

Alvin McCurdy[4]	2007	121,154	—	—	59,552	—	—	12,599	193,305
Vice President of Operations

Dr. John A. Wise[5]	2007	201,018	—	—	—	—	—	19,916	220,934
Chief Scientific Officer	2006	201,018	—	—	—	—	—	21,575	220,916
	2005	199,341	—	—	—	—	—	20,766	197,894

[1]

Options were granted under our 1999 Omnibus Equity Incentive Plan. The amounts shown represent the dollar amount recognized for financial statement reporting purposes for the fiscal year in accordance with FAS 123R.

[2]

Includes matching contributions under our profit sharing plan, payouts of paid time off accruals under the Company’s Paid Time Off Program, amounts paid in recognition of birthdays, premiums paid by the Company for term life insurance, long-term care and long-term disability, golf club memberships for Messrs. LeDoux and Dullea, reimbursement of lodging and commuting expenses for Mr. McCurdy, and certain other benefits.

[3]	Mr. Dullea joined the Company on December 5, 2005.

[4]	Mr. McCurdy joined the Company on November 20, 2006.

[5]	The Company entered into a consulting agreement with Dr. Wise effective as of July 1, 2007. Dr. Wise had been the Company’s Chief Scientific Officer until his retirement on June 30, 2007.

Employment Agreements

We have employment agreements with each of our current executive officers, namely Messrs. LeDoux, Weaver, Dullea, Reaves, and McCurdy. Under the terms of each agreement, the officer's employment is at-will and the employment may be terminated at any time, with or without cause, by either the officer or the Company. Each officer receives an annual salary, payable no less frequently than monthly, and may receive certain employee benefits available generally to all employees or specifically to executives, including bonus compensation in a manner and at a level determined from time to time by the Board of Directors, medical, dental, vision, term life, short and long term disability, long term care, and participation in the Company’s Employee Stock Purchase Plan. Mr. Dullea is also entitled to receive an amount equal to $530 per month as payment or reimbursement for golf club membership dues. Mr. McCurdy is entitled to receive reimbursement for costs associated with periodic, local overnight lodging expenses arising out of Company business and up to $250 pr month for costs associates with commuting from his current residence. The annual salaries of each executive officer under the employment agreements in effect at June 30, 2007 were:

Name	Annual Salary
Mark A. LeDoux	$262,830
Randell Weaver	$300,000
John F. Dullea	$275,000
John R. Reaves	$203,430
Alvin McCurdy	$210,000

Under the terms of each of the employment agreements for the above-named officers, each officer is entitled to a severance benefit, including standard employee benefits available to other corporate officers, in the event the officer is terminated by the Company without cause in an amount equal to one year’s compensation, provided the officer executes and delivers to the Company a general release of claims, with the exception of Mr. McCurdy who is entitled to only three months’ compensation and Mr. Dullea who is entitled to receive a severance benefit in an amount equal to two years’ compensation if he is terminated by the Company without cause on or before December 5, 2007, and 18 months’ compensation if he is terminated by the Company without cause after December 5, 2007. Mr. Dullea also is entitled to receive a reasonable amount for executive outplacement services during his severance period if he is terminated by the Company without cause. If an officer does not execute and deliver a general release of claims, the severance benefit is reduced to one month’s compensation. No officer is entitled to receive a severance benefit if the officer is terminated by the Company for cause, or if the officer voluntarily resigns or retires. If an officer is terminated by the Company without cause upon a change in control, each officer is entitled to receive a severance benefit in an amount equal to two years’ compensation, provided the officer executes and delivers to the Company a general release of claims, with the exception of Mr. McCurdy who is entitled to only one year’s compensation. If the officer does not execute and deliver a general release of claims, the severance benefit is reduced to one month’s compensation. In addition, if any officer is terminated by the Company without cause upon a change of control, all then outstanding options held by the officer become fully exercisable and remain so for the term of the option, provided that the officer executes and delivers to the Company a general release of claims. Mr. Dullea’s employment agreement further provides that in the event of his death and receipt by the Company of a general release of claims on behalf of his estate, all his then outstanding options become fully exercisable.

Effective as of July 1, 2007, the Company entered into a consulting agreement with Dr. Wise. Dr. Wise had been the Company’s Chief Scientific Officer until his retirement on June 30, 2007. As of June 30, 2007, in connection with Dr. Wise’s retirement and entry into the consulting agreement, the employment agreement between the Company and Dr. Wise was terminated.

Grants of Plan-Based Awards

The following table shows each grant of an award made to our executive officers during the fiscal year ended June 30, 2007 under any of our equity or non-equity incentive plans. All of the options shown were granted under our 1999 Omnibus Equity Incentive Plan.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
Mark A. LeDoux	—	—	—	—	—	—	—	—	—	—	—
Randell Weaver	—	—	—	—	—	—	—	—	—	—	—
John F. Dullea	—	—	—	—	—	—	—	—	—	—	—
John R. Reaves	—	—	—	—	—	—	—	—	—	—	—
Alvin McCurdy	11/20/06	—	—	—	—	100,000 (shares)	—	—	—	9.273	291,000
John A. Wise[1]	—	—	—	—	—	—	—	—	—	—	—

[1]	The Company entered into a consulting agreement with Dr. Wise effective as of July 1, 2007. Dr. Wise had been the Company’s Chief Scientific Officer until his retirement on June 30, 2007.

Outstanding Equity Awards at Fiscal Year End

The following table provides certain information about unexercised option awards held by our executive officers as of June 30, 2007. There were no other stock awards held by our executive officers as of June 30, 2007.

Name	Number of Securities Underlying Unexercised Options—# Exercisable	Number of Securities Underlying Unexercised Options—# Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised, Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Mark A. LeDoux	20,000	—	—	2.000	8/27/2010
	25,000	—	—	3.024	8/19/2007
	30,000	—	—	5.588	9/08/2008

Randell Weaver	45,000	—	—	2.749	8/19/2007
	150,000	—	—	5.210	10/23/2008
	125,000	—	—	8.380	6/30/2009

John F. Dullea	34,000	66,000	66,000	6.655	12/01/2010

John Reaves	60,000	—	—	6.650	1/29/2009

Alvin McCurdy	—	100,000	100,000	9.273	11/19/2011

John A. Wise[1]	40,000	—	—	2.000	8/27/2010
	30,000	—	—	2.749	8/19/2007
	30,000	—	—	5.080	9/08/2008
	60,000	—	—	6.650	1/29/2009

[1]	The Company entered into a consulting agreement with Dr. Wise effective as of July 1, 2007. Dr. Wise had been the Company’s Chief Scientific Officer until his retirement on June 30, 2007.

Option Exercises and Stock Vested

The following table provides information about option exercises by our executive officers during the fiscal year ended June 30, 2007. No other instruments were exercised nor did any stock awards, other than options, vest for our executive officers during the fiscal year ended June 30, 2007.

Name	# of Shares of Common Stock Acquired on Exercise	Valued Realized on Exercise ($)
Mark A. LeDoux	—	—
Randell Weaver	—	—
John F. Dullea	—	—
John R. Reaves, Jr.	35,087	302,100
Alvin McCurdy	—	—
Dr. John A. Wise[1]	30,000	192,030

[1]	The Company entered into a consulting agreement with Dr. Wise effective as of July 1, 2007. Dr. Wise had been the Company’s Chief Scientific Officer until his retirement on June 30, 2007.

Defined Benefit Pension Plan

We sponsor a defined benefit pension plan that provides retirement benefits to employees based generally on years of service and compensation during the last five years before retirement. Effective June 20, 1999, the Board of Directors amended the plan to freeze the accrued benefit of each plan member at its then current amount and to no longer allow inactive plan members or other employees to become active members of the plan. Mr. LeDoux and Dr. Wise are plan members. Their accrued benefits were frozen at the amounts of approximately $2,657 per month for Mr. LeDoux and $1,262 per month for Dr. Wise. The table below provides certain additional information about the plan during the fiscal year ended June 30, 2007.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Mark A. LeDoux	Defined Benefit Pension Plan	16	223,180	0

John A. Wise[1]	Defined Benefit Pension Plan	5	154,073	0

[1]	The Company entered into a consulting agreement with Dr. Wise effective as of July 1, 2007. Dr. Wise had been the Company’s Chief Scientific Officer until his retirement on June 30, 2007.

Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans

During the fiscal year ended June 30, 2007, the Company did not have any defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

Human Resources Committee Interlocks and Insider Participation

None of the members of the Human Resources Committee is or has been an officer or employee of the Company or any of its subsidiaries. There are no interlocks between the executive officers and members of the Human Resources Committee of the Company and those of any other entity.

Human Resources Committee Report

The Human Resources Committee has reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement with the Company’s management. Based on the Human Resources Committee’s review and discussions with management, the Human Resources Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Members of the Human Resources Committee

Lee G. Weldon, Chairman

Joe E. Davis

Alan G. Dunn

The Human Resources Committee Report above is not considered proxy-soliciting material, is not deemed to be filed with the SEC or subject to Regulation 14A or the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing with the SEC, except to the extent we specifically incorporate this information by reference.

DIRECTOR COMPENSATION

Each of the non-employee directors (Messrs. Davis, Dunn, Lane and Weldon) receives an annual retention fee of $10,000, and a fee of $1,000 for each board and committee meeting such director attends. The $1,000 paid for each board and committee meeting a director attends does not apply to and no payment is made for special meetings of a committee or the board held via teleconference unless otherwise expressly determined by the Board on a case by case basis. The annual retention fee is paid in advance at the beginning of each year of a director’s term, which is determined to commence on the date of the annual meeting held to elect any class of directors and to continue until the next annual meeting of stockholders held to elect any class of directors. Directors appointed during a term year may receive a proportional amount of the annual retention fee for that year. Options and other equity awards may be granted to directors on a discretionary basis. Mr. LeDoux receives no additional compensation for serving as a director. Directors are reimbursed for travel and other expenses incurred in connection with attending board and committee meetings. The Company also may invite directors and their spouses to attend Company-related events and generally provides for, or reimburses expenses of, such directors’ and spouses’ travel, food and lodging for attendance at such events. The table below provides information about the compensation of the Company’s directors during the fiscal year ended June 30, 2007.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)[1]	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Joe E. Davis	30,000	—	—	—	—	—	30,000
Alan G. Dunn	27,000	—	—	—	—	—	27,000
Alan J. Lane	25,000	—	—	—	—	—	25,000
Lee G. Weldon	25,000	—	—	—	—	—	25,000

[1]

An option to buy 10,000 shares of the Company’s common stock was granted to each director named in the table above on June 29, 2007. The grant date fair value was $25,900 or $2.59 per share. No expense was recognized in the fiscal year ended June 30, 2007 related to these options as there was only one day remaining in the fiscal year on the date of grant.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table summarizes equity compensation plans approved by stockholders and equity compensation plans that were not approved by stockholders as of June 30, 2007.

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options and rights	Weighted-average exercise price of outstanding options and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by stockholders	1,237,395	$6.45	456,652	[1]
Equity compensation plans not approved by stockholders	—	—	—

Total	1,237,395	$6.45	456,652

[1]

Under the terms of the plan in effect as of June 30, 2007, the aggregate number of shares of common stock that may be awarded each year is automatically increased on January 1st of each year by a number equal to the lesser of 2.5% of the total number of common shares then outstanding or 100,000.

CODE OF ETHICS

We have adopted a Code of Business Conduct and Ethics that applies to all of our employees and directors, including all of our officers and our non-employee directors. The Audit Committee periodically reviews the policy and the Company’s compliance with the policy. We will furnish a copy of our Code of Business Conduct and Ethics, free of charge, upon written request to the Company at 1185 Linda Vista Drive, San Marcos, California 92078, Attn: Chief Financial Officer. Our Code of Business Conduct and Ethics is not incorporated in, and is not a part of, this proxy statement and is not proxy-soliciting material.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and any person who owns more than 10% of our common stock, to file with the SEC initial reports of ownership of our common stock within 10 days of becoming a director, executive officer or greater than 10% stockholder, and reports of changes in ownership of our common stock before the end of the second business day following the day on which a transaction resulting in a change of ownership occurs. Directors, executive officers and greater than 10% stockholders are required by SEC regulations to provide us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on our review of the copies of such reports provided to us and written representations that no other reports were required, during the fiscal year ended June 30, 2007, all required Section 16(a) reports applicable to our directors, executive officers and greater than 10% stockholders were timely filed.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Pursuant to the Audit Committee’s charter, the Audit Committee conducts a review of all related party transactions for potential conflict of interest situations on an ongoing basis. The Company may not enter into a related party transaction unless the transaction is approved by the Audit Committee. A transaction is considered a “related party transaction” if the transaction would be required to be disclosed herein pursuant to Item 404 of Regulation S-K.

On June 29, 2007, the independent members of the Board of Directors, including all of the members of the Audit Committee, approved the repurchase of 100,000 shares, in the aggregate, of our common stock held by Mark LeDoux, our Chief Executive Officer and the Chairman of the Board of Directors, his wife, and their family limited partnership and related children’s trust. Mr. LeDoux is the general partner of the limited partnership and the trustee of the trust, although he does not have a pecuniary interest in the trust. The Board’s approval was conditioned on a purchase price of $6.489 per share, which price represented a 10% discount from the closing price on June 29, 2007. The repurchase was completed on July 6, 2007.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended June 30, 2007 with the Company’s management, and has discussed with Ernst & Young LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees). The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Ernst & Young LLP its independence. Based on the Audit Committee’s above described review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended June 30, 2007, be included in the Company’s Annual Report on Form 10-K for such fiscal year for filing with the SEC.

Members of the Audit Committee

Joe E. Davis, Chairman

Alan G. Dunn

Alan J. Lane

The Audit Committee Report above is not considered proxy-soliciting material, is not deemed to be filed with the SEC or subject to Regulation 14A or the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing with the SEC, except to the extent we specifically incorporate this information by reference.

ANNUAL REPORT

Our Annual Report on Form 10-K for the fiscal year ended June 30, 2007 (“2007 Annual Report”), as filed with the SEC, excluding exhibits, is being mailed to stockholders with this proxy statement. We will furnish any exhibit to our 2007 Annual Report free of charge to any stockholder upon written request to the Company at 1185 Linda Vista Drive, San Marcos, California 92078. The 2007 Annual Report is not incorporated in, and is not a part of, this proxy statement and is not proxy-soliciting material. We encourage you to review the 2007 Annual Report together with any later information that we file with the SEC and other publicly available information.

STOCKHOLDER PROPOSALS

Stockholders who wish to submit a proposal for inclusion in our proxy materials to be distributed in connection with next year’s annual meeting must submit their proposal so that we receive it no later than the close of business on July 2, 2008. Any such proposal must be in accordance with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended. Pursuant to such rule, simply submitting a proposal does not guarantee that it will be included in our proxy materials.

In accordance with our Restated Certificate of Incorporation, to be properly brought before an annual meeting, a stockholder must deliver timely notice of any matter the stockholder wishes to present. To be timely, we must receive the notice not less than 60 days before the original scheduled meeting date. If we provide less than 70 days’ notice or prior public disclosure of the meeting date, to be timely we must receive the notice not later than the close of business on the 10th day following the earlier of the day on which we mailed notice of the meeting date or the day on which we publicly disclosed the meeting date. To be in proper form, the notice must be in writing and include the specified information set forth in Article Fifteenth of our Restated Certificate of Incorporation.

All proposals and notices should be sent by certified mail, return receipt requested, to Natural Alternatives International, Inc., 1185 Linda Vista Drive, San Marcos, California 92078, Attn: Mr. Randell Weaver, Secretary. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal or matter that does not comply with these and other applicable requirements.

OTHER MATTERS

The Board of Directors does not know of any other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting or any adjournment thereof, the proxy holders named in the accompanying proxy card will have discretionary authority to vote all proxies in accordance with their best judgment with respect to any such matters.

By Order of the Board of Directors

San Marcos, California

November 9, 2007

ATTACHMENT A

NATURAL ALTERNATIVES INTERNATIONAL, INC.

Amended and Restated

AUDIT COMMITTEE CHARTER

(Effective as of April 30, 2004, as amended August 24, 2007)

This Audit Committee Charter sets forth the purpose and membership requirements of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Natural Alternatives International, Inc. (the “Company”) and establishes the authority and responsibilities delegated to it by the Board.

1.	Statement of Purpose

The purpose of the Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements. The Committee shall:

•	provide assistance to the Board in fulfilling its oversight responsibilities relating to:

•	the accounting, reporting and financial practices of the Company, including the integrity of the Company’s financial statements and disclosures;

•	the surveillance of administration and financial controls and the Company’s compliance with legal and regulatory requirements;

•	the qualification, independence and performance of the Company’s independent auditing firm (the “Auditor”); and

•	the performance of the Company’s internal audit function and control procedures;

•	prepare the report that United States Securities and Exchange Commission (“SEC”) rules require to be included in the Company’s annual proxy statement; and

•	perform such other duties set forth in this Charter and as directed from time to time by the Board.

In performing its responsibilities, the Committee shall maintain free and open communication between the Committee, the Auditor, and the Company’s management.

2.	Membership

2.1.	Composition and Appointment. The Committee shall consist of three (3) or more members of the Board. The members of the Committee shall be appointed by the Board on the recommendation of the Company’s Nominating Committee or, if there is no such committee, a majority of the Company’s independent directors. The Board shall fill vacancies on the Committee and may remove a Committee member from membership on the Committee at any time with or without cause. Members shall serve until removed or their successors are appointed by the Board.

2.2.	Chairperson. Unless a Chairperson is elected by the full Board, the members of the Committee shall designate a Chairperson by majority vote of all the Committee members.

2.3.	Independence. Each member of the Committee must meet the independence requirements of Nasdaq Rule 4200 (a)(15) and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “34 Act”) (subject to the exemptions provided in Rule 10A-3(c) under the 34 Act), and must not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three (3) years. Independence shall be determined as to each member by the full Board.

Notwithstanding the foregoing, one director who: (i) is not independent as defined in Nasdaq Rule 4200; (ii) meets the criteria set forth in Section 10A(m)(3) of the 34 Act and the rules thereunder;

and (iii) is not a current officer or employee or a family member of such officer or employee, may be appointed to the audit committee, if the Board, under exceptional and limited circumstances, determines that membership on the Committee by such individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. A member appointed under this exception may not serve longer than two (2) years and may not chair the Committee.

2.4.	Financial Literacy. Each member of the Committee shall be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement.

2.5.	Financial Expert. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the member’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. To the extent required by Section 407 of the Sarbanes-Oxley Act of 2002 and subject to the ability of the Company to obtain a qualified Board member, at least one member of the Committee shall be a “financial expert” within the definition of Section 407 of said act and the rules and regulations of the SEC promulgated thereunder.

2.6.	Compensation. The compensation of the members of the Committee shall be as determined by the Board from time to time. No member of the Committee may accept directly or indirectly any consulting, advisory, or other compensatory fee from the Company or any subsidiary of the Company, other than in his or her capacity as a member of the Committee, the Board or any other committee of the Board. For this purpose, indirect acceptance includes acceptance of such a fee by a spouse, minor child or stepchild or a child or stepchild sharing a home with the Committee member, or by an entity in which the Committee member is a partner, member, an officer such as a managing director occupying a comparable position or executive officer, or occupies a similar position (except limited partners, non-managing members and those occupying similar positions who, in each case, have no active role in providing services to the entity) and which provides accounting, consulting, legal, investment banking or financial advisory services to the Company or any of its subsidiaries.

3.	Authority

The Committee shall have all resources and authority necessary to discharge its duties and responsibilities, including those set forth below.

3.1.	Education. To help ensure that members of the Committee have the proper knowledge to perform their responsibilities, Committee members shall have the authority, at the Company’s expense, to attend outside educational programs, retain outside professionals to conduct educational programs and undertake other appropriate steps to keep current with developments in accounting, disclosure, risk management, internal controls, auditing and other matters that are relevant to carrying out the Committee’s responsibilities.

3.2.	Advisors. The Committee shall have the authority to engage independent counsel and other advisors (“Advisors”) as it deems necessary or appropriate to fulfill its responsibilities. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company, and the Committee will take all necessary steps to preserve the privileged nature of those communications.

3.3.	Investigations. The Committee shall have the authority to conduct investigations that it deems necessary to fulfill its responsibilities.

3.4.	Information. The Committee shall have the authority to require any officer, director or employee of the Company, the Company’s outside legal counsel and the Auditor to meet with the Committee and any of its Advisors and to respond to the Committee’s inquiries. The Committee shall have full access to the books, records and facilities of the Company in carrying out its responsibilities.

3.5.	Funding. The Committee shall have the authority to determine the appropriate funding for: (i) compensation to the Auditor for its services in rendering an audit report or performing other audit, review or attest services for the Company; (ii) compensation to any Advisors employed by the Committee pursuant to Section 3.2; and (iii) ordinary administrative expenses of the Committee necessary or appropriate in carrying out its duties.

3.6.	Recommendations to Board. The Committee shall be responsible for reviewing and recommending matters to the Board but shall have no authority to make final decisions other than as set forth in this Charter or required by applicable law. Notwithstanding the foregoing, the Committee shall have the sole authority to appoint, determine funding for, and oversee the Auditor.

4.	Meetings

4.1.	Frequency. The Committee shall meet at least once per fiscal quarter or more frequently as the Committee deems necessary or appropriate. Meetings may be in person or by telephone as needed to conduct the business of the Committee. The Committee shall have the authority to call meetings at its discretion and to invite officers and employees of the company and the Auditor to attend. To the extent practicable, the meeting agenda, draft minutes from the prior meeting, and supporting materials, shall be provided to the Committee members before each meeting to allow time for review.

4.2.	Executive Sessions. The Committee shall maintain free and open communication with (i) the Company’s Chief Executive Officer and Chief Financial Officer, (ii) the Auditor, and (iii) the Company’s outside legal counsel retained for general corporate purposes, and shall periodically meet in separate executive (private) sessions with each such person and other members of the Company’s management to discuss any matters that the Committee or any such person believes should be discussed privately with the Committee and to provide a forum for the Committee to discuss the Auditor’s evaluation of the Company’s financial practices and personnel and the cooperation that the Auditor receives during the course of its audit.

4.3.	Procedures. The Committee will be governed by the same rules regarding meetings, action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee may adopt its own rules of procedure not inconsistent with (i) any provision of this Charter; (ii) any provision of the Company’s bylaws; or (iii) any applicable federal or state law.

4.4.	Minutes. The Chairperson of the Committee shall designate a person, who need not be a member of the Committee, to act as secretary and to keep the minutes of each meeting of the Committee.

4.5.	Presiding Member. The Chairperson of the Committee shall preside at all Committee meetings. If the Chairperson is absent at a meeting, a majority of the Committee members present at a meeting shall appoint a different presiding member for that meeting.

5.	Auditor and Audit Process

5.1.	Selection. Subject to stockholder ratification, if such ratification is required by applicable law or the Company’s certificate of incorporation or bylaws, in its capacity as a committee of the Board, the Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the Auditor for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

5.2.	Pre-approval of Auditor Services.

5.2.1.	Committee Pre-Approval. The Committee must approve in advance all auditing services and all permissible non-audit services to be provided by the Auditor. If the Committee approves an audit service within the scope of the engagement of the Auditor, such audit service shall be deemed to have been pre-approved.

5.2.2.	Pre-Approval Exception. Pre-approval shall not be required under Section 5.2.1 for permissible non-audit services if (i) the aggregate amount of all such non-audit services provided to the Company is not more than five percent (5%) of the total amount of revenues paid by the Company to the Auditor during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Company at the time of engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved before completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

5.2.3.	Delegation of Pre-Approval Authority. The Committee may delegate to one or more designated members of the Committee the authority to grant the pre-approvals of Auditor services required by this Section 5.2. The decision of any member of the Committee to whom such authority is delegated shall be presented to the full Committee at its next scheduled meeting.

5.3.	Independence. The Committee shall periodically assess and satisfy itself that the Auditor is “independent” in accordance with SEC and Nasdaq rules and regulations. The Committee shall obtain from the Auditor a formal written statement delineating all relationships between the Auditor and the Company, consistent with Independence Standards Board Standard No. 1, and such other disclosures required by Independence Standards Board Standard No. 1. The Committee shall be responsible for actively engaging in a dialogue with the Auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the Auditor, including whether the provision by the Auditor of permissible non-audit services is compatible with independence, and for taking, or recommending that the full Board take, appropriate action.

5.4.	Quality Control. The Committee shall annually obtain from the Auditor, and review, a written report describing (i) the Auditor’s internal quality control procedures; and (ii) any material issues raised by (a) the most recent internal quality control review, or peer review, of the Auditor, or (b) any inquiry or investigation by governmental or accounting profession authorities, in each case within the past five years, respecting one or more independent audits carried out by the Auditor, and any steps taken to deal with any such issues.

5.5.	Audit Partner Rotation. The Committee shall annually obtain from the Auditor a written statement confirming that neither the lead (or coordinating) audit partner having primary responsibility for the Company’s audit nor the audit partner responsible for reviewing the Company’s audit has performed audit services for the Company in each of the Company’s five previous fiscal years.

5.6.	Auditor Reports Review. The Committee shall review and discuss with the Auditor and management on a timely basis the reports required by Section 10A(k) of the 34 Act regarding: (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor; and (iii) other material written communications between the Auditor and management, such as any management letter or schedule of unadjusted differences.

5.7.	SAS 61 Communications. The Committee shall discuss with the Auditor the matters required to be discussed under Statement on Auditing Standards No. 61.

5.8.	Audit Disagreement Policy. The Committee shall periodically inquire of management and the Auditor as to any disagreements that may have occurred between them relating to the Company’s financial statements or disclosures. The Committee shall be directly responsible for the resolution of any disagreements between management and the Auditor regarding financial reporting.

5.9.	Accountability of Auditor. The Auditor shall report directly to the Committee and shall be ultimately accountable to the Committee.

5.10.	Audit Assessment. The Committee shall annually assess and discuss with management and the Auditor the scope and results of the Audit and any problems or difficulties encountered in connection with the audit process and management’s response, including any restrictions on scope of the Auditor’s activities or on access to requested information, any accounting adjustments that were noted or proposed by the Auditor but were “passed” (as immaterial or otherwise), and any “management” or “internal control” letter issued, or proposed to be issued, by the Auditor to the Company.

5.11.	Internal Control Assessment. When required by applicable law, the Committee shall annually obtain from the Auditor a written report in which the Auditor attests to and reports on the assessment of the Company’s internal controls made by the Company’s management.

5.12.	Evaluation. The Committee shall annually, following the completion of the audit reports and at such other times as it deems appropriate, evaluate the performance of the Auditor.

6.	Internal Audit Process

6.1.	Internal Audit Process. The Committee shall have primary responsibility for overseeing the Company’s internal audit function and any other appropriate control process in place for reviewing and approving the Company’s internal transactions and accounting; provided, that (i) this Section 6.1 shall not be construed to require the Company to establish a separate internal audit department or dedicate employees to the task on a full-time basis and (ii) the Company may choose to outsource this function to a firm other than the Auditor. The Committee shall meet periodically, in its discretion, with management, the Auditor and any internal audit personnel or retained internal audit firm to review (i) plans for the internal audit program (including scope, responsibilities, budget and staffing) for the coming year, (ii) the coordination of such plans with the work of the Auditor, and (iii) progress and results of the internal auditing process.

6.2.	Internal Audit Reports. The Committee shall meet periodically, in its discretion, with any internal audit personnel or retained internal audit firm to review any significant reports to management prepared by such personnel or firm together with management’s response and follow-up to such reports.

6.3.	Complaints. The Committee shall establish procedures for: (i) the receipt, retention, and confidential and anonymous treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

7.	Financial Reporting

7.1.	SEC Filings and Earnings Releases.

7.1.1.	Annual Report. Prior to the filing by the Company with the SEC of any annual report on Form 10-K, the Committee shall review and discuss with management and the Auditor the audited financial statements and the disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein, including the Auditor’s judgment of the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the Company’s financial statements.

7.1.2.	Quarterly Reports. Prior to the filing by the Company with the SEC of any quarterly report on Form 10-Q, the Committee shall review and discuss with management and the Auditor the Company’s quarterly financial results.

7.1.3.	Press Releases and Guidance. The Committee shall periodically, at its discretion, review with management and the Auditor the Company’s procedures (including types of information to be disclosed and the type of presentation to be made) with respect to press releases that contain information regarding the Company’s historical or projected financial performance and the provision of any such information, earnings guidance or other financial information to a financial analyst or rating agency (including any use of pro-forma or adjusted non-GAAP information).

7.2.	Adequate Disclosure. The Committee shall periodically, at its discretion, inquire of management, the Auditor and, if the Committee deems it appropriate, outside legal counsel as to whether the Company’s financial statements comport with the disclosure requirements of federal securities laws, notwithstanding their conformity to accounting principles and practices.

7.3.	Recommendation Regarding Financial Statements. The Committee shall annually make a determination as to whether to recommend to the Board that the audited financial statements be included in the Company’s annual report on Form 10-K for filing with the SEC.

8.	Internal Controls

8.1.	Internal Controls and Compliance Policies. The Committee shall have responsibility for monitoring management’s continuing implementation of an effective system of internal control, the purpose of which is to help promote the reliability of financial and operating information, and compliance with applicable laws, regulations and Company policies, including those related to business conduct and ethics. For the purpose of assessing their adequacy and effectiveness, the Committee (i) shall periodically, at its discretion, review and assess with management, any internal audit personnel or retained internal audit firm, the Auditor and, if the Committee deems it appropriate, outside legal counsel (a) the system of internal controls (including any significant deficiencies or material weaknesses and any material changes in internal controls reported to the Committee), internal control over financial reporting, significant accounting principles and practices, and disclosure controls and procedures followed by the Company in accounting for and reporting its financial results of operations, including whether such controls are reasonably designed to ensure that appropriate information comes to the attention of the Committee, the full Board and management in a timely manner, prevent violations of law and corporate policy and permit the Company to prepare accurate and informative financial reports, (b) the Company’s compliance with laws and regulations, (c) the Company’s Code of Business Conduct and Ethics and the Company’s Corporate Disclosure and Insider Trading Policy, and (d) the methods and procedures for monitoring compliance with such policies; and (ii) shall elicit any recommendations for the improvement of the Company’s Code of Business Conduct and Ethics and the Company’s Corporate Disclosure and Insider Trading Policy, and such controls, policies, methods and procedures. The Committee shall review with management and the Auditor, prior to its annual filing, the internal control report (containing the annual assessment of the effectiveness of the internal control structure and procedures of the Company for ensuring the accuracy of public disclosures) that is or will be required to be filed by the Company with the SEC on Form 10-K.

8.2.	Information Security. The Committee shall periodically, at its discretion, review and assess with management and the Auditor the adequacy of the security for the Company’s information systems and the Company’s contingency plans in the event of a systems breakdown or security breach.

8.3.	Code of Business Conduct and Ethics Violations and Waivers. The Committee shall periodically, at its discretion, inquire of management, any internal audit personnel or retained internal audit firm, and the Auditor as to their knowledge of (i) any violation of the Code of Business Conduct and Ethics, (ii) any waiver of compliance with the Code of Business Conduct and Ethics, and (iii) any investigations undertaken with regard to compliance with the Code of Business Conduct and Ethics. Any waiver of the Code of Business Conduct and Ethics with respect to a director or executive officer may only be granted by the Committee or the full Board. All waivers granted by the Committee shall be promptly reported to the entire Board and be publicly disclosed as required by SEC and Nasdaq rules.

8.4.	Misconduct Allegations. The Committee shall periodically, at its discretion, inquire of management of their knowledge of any allegations of director or officer misconduct or misconduct by the Company (whether made by employees or third parties).

8.5.	Disagreements with Legal Counsel. The Committee shall periodically, in its discretion, inquire of management and, if the Committee deems it appropriate, outside legal counsel of any disagreements that may have occurred between management and legal counsel regarding any public disclosures or any other legal compliance issue.

8.6.	Related Party Transactions. The Committee shall conduct an appropriate review of all related party transactions for potential conflict of interest situations on an ongoing basis. The Company shall not enter into a related party transaction unless such transaction is approved by the Committee. A transaction will be considered a “related party transaction” if the transaction would be required to be disclosed pursuant to Item 404 of Regulation S-K.

8.7.	Significant Risks. The Committee shall periodically, in its discretion, review and discuss with management the Company’s most significant financial risks, methods of risk assessment, risk mitigation strategies and the overall effectiveness of the Company’s guidelines, policies and systems with respect to risk assessment and management, including policies and procedures for derivative and foreign exchange transactions and insurance coverage.

9.	Reports and Assessments

9.1.	Board Reports. The Chairperson of the Committee, or such other member designated by the Committee, shall report to the Board on a regular basis regarding the Committee’s actions and the fulfillment of the Committee’s responsibilities under this Charter. Such reports shall include any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Auditor and the performance of the Company’s internal audit function.

9.2.	Charter Assessment. The Committee shall review and reassess the adequacy of this Charter at least annually. In conducting such review, the Committee will assess the Charter’s compliance with applicable SEC and Nasdaq rules and regulations regarding the Committee’s composition, independence, scope of responsibilities and other relevant matters. Results of the Committee’s review of this Charter, and any appropriate updates or amendments, shall be duly reported to the full Board.

9.3.	Committee Self-Assessment. The Committee shall annually make a self-assessment of its performance and shall report the results of such self-assessment to the Board and the Nominating Committee (if any).

9.4.	Proxy Statement Report. The Committee shall prepare an annual report as required by the rules and regulations of the SEC and submit it to the Board for inclusion in the Company’s proxy statement prepared in connection with its annual meeting of stockholders.

10.	General

10.1.	Financial Statement Responsibility. The Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements and disclosures, and the Auditor is responsible for auditing year-end financial statements and reviewing quarterly financial statements and conducting other procedures. It is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are presented fairly in all material respects in accordance with GAAP and applicable rules and regulations. Furthermore, it is not the duty of the Committee to certify the Company’s financial statements or to guarantee the Auditor’s report. Since the primary function of the Committee is oversight, the Committee shall be entitled to rely on the expertise, skills and knowledge of management and the Auditor and the accuracy of information provided to the Committee by such persons in carrying out its oversight responsibilities. Nothing in this Charter is intended to change the responsibilities of management and the Auditor.

10.2.	Charter Guidelines. While the responsibilities of the Committee set forth in this Charter are contemplated to be the principal recurring activities of the Committee in carrying out its oversight function, these responsibilities are to serve as a guide with the understanding that the Committee may diverge from them as it deems appropriate given the circumstances. Furthermore, from time to time, the Committee may take on additional responsibilities at the request of the Board.

ATTACHMENT B

NATURAL ALTERNATIVES INTERNATIONAL, INC.

HUMAN RESOURCES COMMITTEE CHARTER

(Effective as of January 27, 2006, as amended August 24, 2007)

This Human Resources Committee Charter sets forth the purpose and membership requirements of the Human Resources Committee (the “Committee”) of the Board of Directors (the “Board”) of Natural Alternatives International, Inc. (the “Company”) and establishes the authority and responsibilities delegated to it by the Board.

1.	Statement of Purpose

The purpose of the Committee is to oversee the Company’s overall compensation and incentive programs for its executive officers and other key employees. The Committee shall:

•

Subject to delegation by the Board and such terms and conditions as the Board may prescribe, administer the Company’s incentive compensation and equity-based plans as in effect from time to time, including, without limitation, the Company’s 1999 Omnibus Equity Incentive Plan, and otherwise make recommendations to the Board with respect to the adoption, amendment or termination of such plans and the granting of awards under such plans.

•	Provide assistance relating to establishing an appropriate compensation program for the Company designed to:

•

reward executive officers and other key employees in connection with the Company’s overall performance and for individual performance with respect to goals, responsibilities and adherence to Company values;

•	attract and retain individuals who are capable of leading the Company in achieving its business objectives; and

•	provide substantial alignment of management’s interests with the long-term interests of stockholders.

•	Evaluate the performance of the Chief Executive Officer of the Company and recommend the compensation for such officer to the Board.

•	Perform such other duties set forth in this Charter and as directed from time to time by the Board.

In performing its responsibilities, the Committee shall maintain free and open communication between the Committee, the Board, and the Company’s management.

2.	Membership

2.1.	Composition and Appointment. The Committee shall consist of three (3) or more members of the Board who are not officers or employees of the Company. The members of the Committee shall be appointed by the Board on the recommendation of the Company’s Nominating Committee or, if there is no such committee, a majority of the Company’s independent directors. The Board shall fill vacancies on the Committee and may remove a Committee member from membership on the Committee at any time with or without cause. Members shall serve until removed or until their successors are appointed by the Board.

2.2.	Chairperson. Unless a Chairperson is elected by the full Board, the members of the Committee shall designate a Chairperson by majority vote of all the Committee members.

2.3.	Independence. Each member of the Committee is expected to meet the independence requirements of Nasdaq Rule 4200 (a)(15). Independence shall be determined as to each member by the full Board.

Notwithstanding the foregoing, one director who: (i) is not independent as defined in Nasdaq Rule 4200; and (ii) is not a current officer or employee or a family member of such officer or employee, may be appointed to the Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Committee by such individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. A member appointed under this exception may not serve longer than two (2) years and may not chair the Committee.

2.4.	Compensation. The compensation of the members of the Committee shall be as determined by the Board from time to time. No member of the Committee may accept directly or indirectly any consulting, advisory, or other compensatory fee from the Company or any subsidiary of the Company, other than in his or her capacity as a member of the Committee, the Board or any other committee of the Board.

3.	Authority

The Committee shall have all resources and authority necessary to discharge its duties and responsibilities, including those set forth below.

3.1.	Education. To help ensure that members of the Committee have the proper knowledge to perform their responsibilities, Committee members shall have the authority, at the Company’s expense, to retain outside professionals and to undertake other appropriate steps to keep current with developments in compensation and benefits programs, and other matters that are relevant to carrying out the Committee’s responsibilities.

3.2.	Advisors. The Committee shall have the authority to engage independent counsel and other advisors (“Advisors”) as it deems necessary or appropriate to fulfill its responsibilities. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company, and the Committee will take all necessary steps to preserve the privileged nature of those communications.

3.3.	Compensation Survey. The Committee shall have the authority to engage the services of an independent compensation and benefits consulting company to conduct a survey and review of the Company’s salary, bonus, stock incentive award and benefits history for executive officers, as compared to other similarly situated companies taking into account, among others, industry, size and location.

3.4.	Information. The Committee shall have the authority to require any officer, director or employee of the Company, the Company’s outside legal counsel and any compensation advisor to meet with the Committee and any of its Advisors and to respond to the Committee’s inquiries. The Committee shall have full access to the books, records and facilities of the Company in carrying out its responsibilities.

3.5.	Funding. The Committee shall have the authority to determine the appropriate funding for: (i) the engagement and services of any independent compensation and/or benefits consultant or other Advisors; and (ii) ordinary administrative expenses of the Committee necessary or appropriate in carrying out its duties.

3.6.	Delegation. The Committee may form, and where legally permissible may delegate authority to, subcommittees when the Committee deems it appropriate or desirable to facilitate the operation or administration of the plans or programs. Where legally permissible, the Committee may also delegate authority to committees consisting of employees when the Committee deems it appropriate or desirable for the efficient administration of employee compensation and benefit plans.

3.7.	Recommendations to Board. The Committee shall be responsible for reviewing and recommending matters to the Board but shall have no authority to make final decisions other than as set forth in this Charter, or as delegated to it by the Board, or as required by applicable law.

4.	Meetings

4.1.	Frequency. The Committee shall meet at least once per fiscal year or more frequently as the Committee deems necessary or appropriate. Meetings may be in person or by telephone as needed to conduct the business of the Committee. The Committee shall have the authority to call meetings at its discretion and to invite officers and employees of the Company to attend. To the extent practicable, the meeting agenda, draft minutes from the prior meeting, and supporting materials, shall be provided to the Committee members before each meeting to allow time for review.

4.2.	Executive Sessions. The Committee shall maintain free and open communication with (i) the Company’s Chief Executive Officer and Chief Financial Officer; (ii) any independent compensation and benefits consultant or other Advisor; and (iii) the Company’s outside legal counsel retained for general corporate purposes, and may periodically meet in separate executive (private) sessions with each such person and/or other members of the Company’s management to discuss any matters that the Committee or any such person believes should be discussed.

4.3.	Procedures. The Committee will be governed by the same rules regarding meetings, action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee may adopt its own rules of procedure not inconsistent with (i) any provision of this Charter; (ii) any provision of the Company’s bylaws; or (iii) any applicable federal or state law.

4.4.	Minutes. The Chairperson of the Committee shall designate a person, who need not be a member of the Committee, to act as secretary and to keep the minutes of each meeting of the Committee.

4.5.	Presiding Member. The Chairperson of the Committee shall preside at all Committee meetings. If the Chairperson is absent at a meeting, a majority of the Committee members present at a meeting shall appoint a different presiding member for that meeting.

5.	Reports and Assessments

5.1.	Board Reports. The Chairperson of the Committee, or such other member designated by the Committee, shall report to the Board on a regular basis regarding the Committee’s actions, the fulfillment of the Committee’s responsibilities under this Charter, and any associated matters.

5.2.	Charter Assessment. The Committee shall review and reassess the adequacy of this Charter at least annually. Results of the Committee’s review of this Charter, and any appropriate updates or amendments, shall be duly reported to the full Board.

5.3.	Committee Self-Assessment. The Committee shall annually make a self-assessment of its performance and shall report the results of such self-assessment to the Board and the Nominating Committee (if any).

5.4.	Proxy Statement Report. The Committee shall prepare any annual or other compensation report as may be required of the Committee by any applicable rules and regulations and submit it to the Board for inclusion in the Company’s proxy statement or other treatment as may be required.

6.	General

6.1.	Charter Guidelines. While the responsibilities of the Committee set forth in this Charter are contemplated to be the principal recurring activities of the Committee in carrying out its functions, these responsibilities are to serve as a guide with the understanding that the Committee may diverge from them as it deems appropriate given the circumstances. Furthermore, from time to time, the Committee may take on additional responsibilities at the request of the Board.

ATTACHMENT C

NATURAL ALTERNATIVES INTERNATIONAL, INC.

NOMINATING COMMITTEE CHARTER

(Effective as of August 27, 2004, as amended August 24, 2007)

This Nominating Committee Charter sets forth the purpose and membership requirements of the Nominating Committee (the “Committee”) of the Board of Directors (the “Board”) of Natural Alternatives International, Inc. (the “Company”) and establishes the authority and responsibilities delegated to it by the Board.

1.	Statement of Purpose

The purpose of the Committee is to assist the Board in identifying qualified individuals to become members of the Board and in determining the composition of the Board and its various committees.

2.	Membership

2.1.	Composition and Appointment. The Committee shall consist of three (3) or more members of the Board. The members of the Committee shall be appointed by the Board. The Board shall fill vacancies on the Committee and may remove a Committee member from membership on the Committee at any time with or without cause. Members shall serve until removed or their successors are appointed by the Board.

2.2.	Chairperson. Unless a Chairperson is elected by the full Board, the members of the Committee shall designate a Chairperson by majority vote of all the Committee members.

2.3.	Independence. Each member of the Committee must meet the independence requirements of Nasdaq Rule 4200 (a)(15). Independence shall be determined as to each member by the full Board.

Notwithstanding the foregoing, one director who: (i) is not independent as defined in Nasdaq Rule 4200; and (ii) is not a current officer or employee or a family member of such officer or employee, may be appointed to the Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Committee by such individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. A member appointed under this exception may not serve longer than two (2) years and may not chair the Committee.

2.4.	Compensation. The compensation of the members of the Committee shall be as determined by the Board from time to time. No member of the Committee may accept directly or indirectly any consulting, advisory, or other compensatory fee from the Company or any subsidiary of the Company, other than in his or her capacity as a member of the Committee, the Board or any other committee of the Board.

3.	Authority

The Committee shall have all resources and authority necessary to discharge its duties and responsibilities, including those set forth below.

3.1.	Advisors. The Committee shall have the authority to engage independent counsel and other advisors (“Advisors”) as it deems necessary or appropriate to fulfill its responsibilities. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company, and the Committee will take all necessary steps to preserve the privileged nature of those communications.

3.2.	Search Firm. The Committee shall have the authority to retain a search firm to assist in the process of identifying and evaluating candidates.

3.3.	Investigations. The Committee shall have the authority to conduct investigations that it deems necessary to fulfill its responsibilities.

3.4.	Funding. The Committee shall have the authority to determine the appropriate funding for: (i) the retention of a search firm pursuant to Section 3.2; (ii) compensation to any Advisors employed by the Committee pursuant to Section 3.1; and (iii) ordinary administrative expenses of the Committee necessary or appropriate in carrying out its duties.

3.5.	Delegation. The Committee shall have the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate in its sole discretion.

3.6.	Recommendations to Board. The Committee shall be responsible for reviewing and recommending matters to the Board but shall have no authority to make final decisions other than as set forth in this Charter or required by applicable law.

4.	Duties and Responsibilities

In carrying out the stated purpose of this Committee, the Committee shall:

•

Review the qualifications and independence of the members of the Board and its various committees on a periodic basis and make any recommendations to the Board that the Committee may deem appropriate concerning any recommended changes in the composition or membership of the Board, or any of its committees;

•

Identify and recruit individuals qualified to become Board members, including evaluating persons suggested by stockholders or others, and conducting appropriate inquiries into the backgrounds and qualifications of possible nominees. Persons suggested by stockholders shall be evaluated on the same basis as persons suggested by others. Stockholder recommendations shall be made in accordance with the Company’s Stockholder Communications Policy. Evaluations shall include a determination of whether a candidate meets Nasdaq and/or SEC requirements relating to independence and/or financial expertise, as applicable, and whether the candidate meets the Company’s desired qualifications in the context of the current make-up of the Board with respect to factors such as business experience, education, intelligence, leadership capabilities, integrity, competence, dedication, diversity, skills, and the overall ability to contribute in a meaningful way to the Board’s deliberations respecting the Company’s business strategies, financial and operational performance and corporate governance practices.

•

Select candidates as nominees for election as directors and recommend to the Board the director nominees whenever new directors are to be appointed or elected, whether at the next annual meeting of stockholders or otherwise. The Committee will select those nominees whose attributes it believes would be most beneficial to the Company in light of all the circumstances.

•	Recommend to the Board for its approval directors to serve as members of each committee. The Committee shall review and recommend committee members to fill vacancies as needed.

•	Review on an annual basis director compensation and benefits.

•	Establish the standards for and annually review and evaluate each Board committee’s annual self-assessment and provide a report of such evaluations to the Board.

•	Perform such other duties set forth in this Charter and as directed from time to time by the Board.

5.	Meetings

5.1.	Frequency. The Committee shall meet at least once per fiscal year or more frequently as the Committee deems necessary or appropriate. Meetings may be in person or by telephone as needed to conduct the business of the Committee. The Committee shall have the authority to call meetings at its discretion and to invite officers and employees of the company to attend. To the extent practicable, the meeting agenda, draft minutes from the prior meeting, and supporting materials, shall be provided to the Committee members before each meeting to allow time for review.

5.2.	Procedures. The Committee will be governed by the same rules regarding meetings, action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee may adopt its own rules of procedure not inconsistent with (i) any provision of this Charter; (ii) any provision of the Company’s bylaws; or (iii) any applicable federal or state law.

5.3.	Minutes. The Chairperson of the Committee shall designate a person, who need not be a member of the Committee, to act as secretary and to keep the minutes of each meeting of the Committee.

5.4.	Presiding Member. The Chairperson of the Committee shall preside at all Committee meetings. If the Chairperson is absent at a meeting, a majority of the Committee members present at a meeting shall appoint a different presiding member for that meeting.

6.	Reports and Assessments

6.1.	Board Reports. The Chairperson of the Committee, or such other member designated by the Committee, shall report to the Board on a regular basis regarding the Committee’s actions and the fulfillment of the Committee’s responsibilities under this Charter.

6.2.	Charter Assessment. The Committee shall review and reassess the adequacy of this Charter at least annually. In conducting such review, the Committee will assess the Charter’s compliance with applicable SEC and Nasdaq rules and regulations regarding the Committee’s composition, independence, scope of responsibilities and other relevant matters. Results of the Committee’s review of this Charter, and any appropriate updates or amendments, shall be duly reported to the full Board.

6.3.	Committee Self-Assessment. The Committee shall annually make a self-assessment of its performance and shall report the results of such self-assessment to the Board.

7.	Charter Guidelines

While the responsibilities of the Committee set forth in this Charter are contemplated to be the principal recurring activities of the Committee in carrying out its purpose, these responsibilities are to serve as a guide with the understanding that the Committee may diverge from them as it deems appropriate given the circumstances. Furthermore, from time to time, the Committee may take on additional responsibilities at the request of the Board.

NATURAL ALTERNATIVES INTERNATIONAL, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 11, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder whose signature appears on the reverse side hereby revokes all previous proxies, acknowledges receipt of the notice of annual meeting of stockholders to be held December 11, 2007 and the proxy statement, and appoints Mark A. LeDoux and Randell Weaver or either of them the proxy of such stockholder, each with full power of substitution, to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of Natural Alternatives International, Inc. that the stockholder would be entitled to vote, if personally present, at the Annual Meeting of Stockholders to be held on Tuesday, December 11, 2007, at 11:00 a.m. Pacific time, at the San Diego Marriott Del Mar, 11966 El Camino Real, San Diego, California 92130, and at any adjournment or postponement thereof.

This proxy, when properly executed, will be voted as specified. If no choice is specified, then this proxy will be voted for the election of the nominee for the Board of Directors shown on the reverse side and for each proposal.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

(Continued, and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

Mark Here ☐ for Address Change or Comments PLEASE SEE REVERSE SIDE

NATURAL ALTERNATIVES INTERNATIONAL, INC.

THIS PROXY IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES LISTED BELOW.

		For All	Withhold All	For All Except

Proposal 1	To elect as Class II directors the
	following nominees: 01 Alan G. Dunn 02 Lee G. Weldon	☐	☐	☐

Withheld for the nominees you list below:

(Write that nominee’s name in the space provided.)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2.

		For	Against	Abstain

Proposal 2	To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2008.	☐	☐	☐

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder with respect to all shares of common stock of Natural Alternatives International, Inc. that the stockholder would be entitled to vote, if personally present, at the Annual Meeting of Stockholders. If no direction is made, this proxy will be voted “for” the election of each of the nominees for Class II directors and “for” Proposal 2. If any other matters properly come before the meeting, the persons named will vote in their discretion.

This proxy card must be signed for your instructions to be executed. Each joint owner should sign. Signatures should correspond with the names printed on this proxy card. Attorneys, executors, administrators, guardians, trustees, corporate officers or others signing in a representative capacity should give full title.

________________________________	____________	______________________________	____________
Signature	Date	Signature (Joint Owner)	Date

________________________________		______________________________
Title		Title

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,

BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET		TELEPHONE

http://www.proxyvoting.com/naii	OR	1-866-540-5760
Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.		Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.